Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, the risks of downturns in economic conditions generally, success in integrating Marriott Senior Living Services operations, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Sunrise Senior Living

Sunrise Senior Living - Corporate Overview Founded in 1981 Created a better long-term care alternative for seniors Cluster communities in top major metropolitan markets Resident-centered senior care model Grown from one community to over 350 in three countries Strong brand recognition Experienced management team

Investment Highlights Major Metro Market Focused Strong Organic Growth Strong Industry Fundamentals High Barriers to Entry Sustainable Financial Growth Fragmented Industry Highly Experienced and Disciplined Management Team Self-Funded Industry Leader

* Sunrise numbers as of 12/31/02, assuming closing of Marriott transaction. Source: National Investment Center for the Seniors Housing and Care Industries, 1999. American Seniors Housing Association, 2001 Senior Housing Supply

Board & Care Assited Living CCRC Nursing Homes Congregate 5 10 5 73 7 Source: National Investment Center for the Seniors Housing and Care Industries (1997) Senior Housing and Care Revenue Sources Congregate/ Independent $7.2 Assisted Living $10.4 73% 10% Nursing Homes $78.0 5% 7% Board & Care $5.4 5% CCRC $5.8 Total Revenue (1997) $107 Billion

Board & Care Assited Living CCRC Nursing Homes Congregate 9 17 9 54 11 Source: National Investment Center for the Seniors Housing and Care Industries (1997) Senior Housing and Care Revenue Sources Congregate/ Independent $7.2 Assisted Living $10.4 54% 17% Nursing Homes $34.0 9% Total Private Revenue (1997) * $63 Billion 11% Board & Care $5.4 9% CCRC $5.8 *Excluding Medicare and Medicaid.

Industry Comparison Annual Revenue Estimates (1997) Multifamily 5+ Units Lodging + Food / Beverage Seniors Housing & Care 91.7 85.6 106.8 Multifamily Lodging Seniors Housing & Care 260000 1744000 1754000 Direct Employment (1997) Multifamily 5+ Units Lodging Seniors Housing & Care 534430 33575 52579 National Estimates of the Number of Properties (1997) Multifamily 5+ Units Lodging Seniors Housing & Care 15.48 3.535 3.446 National Estimates of the Number of Units (1997) In Millions Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics

70-74 75-79 80-84 85-89 90 & Over Men 17 24 26 48 79 Women 20 28 38 55 62 Strong Demographic Trends Source: Joint Center for Housing Studies of Harvard University Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living)

Years 2000-2010 +85 Population 34 U.S. Population 9 Source: U.S. Census Bureau Demographic Growth Strong Demographic Trends

Carefully Designed Environments + Resident-Centered Service = High Quality of Life

Traditional "Continuum of Care" Model Single Family Home Cottage Independent Living Apartment Alzheimer's Care Assisted Living Skilled Nursing Facility Sub-Acute Nursing

Resident-Centered Senior Living Bringing Services to a Broad Spectrum of Living Arrangements

Resident-Centered Senior Living It's what the customer wants It's what is happening in reality It's the law It's anti-ageist and therefore the right thing to do Allows residents and their families to select the living environment based on: Level of independence when decision is made Personal preferences Architecture and design Type of assistance required Scheduled vs. unscheduled needs Autonomy vs. risk profile Socialization vs. privacy profile Financial considerations

Resident Care decision-maker 45 - 65 year-old daughter or son Live nearby Managing parents finances Moderate to high income level May provide financial assistance Signs contract Family Over Twenty Years of Service 84 years average age 81% female, 19% male Needs help with 3 ADLs Cognitive impairment (50%) Medication assistance (80+%) Incontinent (50%) Average stay: 2.5 years Assisted Living Customer Profile

Excellence In Operations Unique resident care programs - Wellness programs - Medication management - Reminiscence/Alzheimer's care Training programs - Leadership development - Five star program Continuous quality improvement - Focus on customer satisfaction

Marriott Senior Living Transaction Summary Marriott Senior Living 126 properties in 29 states with a resident capacity of 23,157 Assisted living (50%), independent living (34%) and skilled nursing (16%) 110 long-term management contracts, 16 operating leases & 12 land parcels 8 primary owner groups Purchase Price - $150 Million Cash - $89 million Assumed liabilities - $38 million Life care endowment obligations - $23 million Name Change: Sunrise Senior Living Bill Marriott to Join Sunrise's Board of Directors Closing - Anticipated Late First-Quarter 2003

Acquiring a Premier Operator Well-located, carefully designed, professionally managed portfolio Long-term contracts (avg. 19 yrs) on large communities (avg. 184 res. cap.) with high average revenue ($6.7 million) Similar approach, mission and culture Builds complementary skill sets Creates largest senior living provider Good geographic overlap in major metros and adds new metros Structure Acquiring management contracts and leases CNL to acquire real estate Revenues generated by seasoned in-place portfolio Accelerates Transition to Management Services Company Long-term, highly visible revenue and earnings stream Lower leverage Reduced earnings risk/volatility Leverages field and corporate infrastructure Simplifies story Marriott Senior Living Transaction Summary

Major Metropolitan Focus Over 350 Locations in Largest Domestic & Intl. Markets New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas/Ft. Worth Washington Atlanta Detroit Houston Seattle/Tacoma Tampa/St. Petersburg Minneapolis/St. Paul Cleveland Phoenix Miami/Ft. Lauderdale Denver Sacramento Orlando/Daytona Beach Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford/New Haven Charlotte Raleigh/Durham Nashville U.S. Markets International Markets London Vancouver Toronto

Resident Capacity by Unit Type *As of 12/31/02, assuming closing of Marriott transaction

Resident Capacity by Category *As of 12/31/02, assuming closing of Marriott transaction **Includes consolidated and joint venture communities

*Based on 2001 revenues Revenues Under Management/Revenue Mix

*As of July 1, 2002, according to the American Senior Housing Association 2002 Top 50 Managers, assuming closing of Marriott transaction Top Five Senior Housing Operators

Management Contract Economics

Management Services Company Attributes Long-term contracts More stable/predictable revenue stream Reduced earnings volatility Reduced exposure to real estate valuations Higher return on equity Less debt Simplified story

'99 '00 '01 '02 '03E Resident Capacity 11 12.9 14.8 16.6 42.7 '99 '00 '01 '02 '03E Communities 140 164 186 209 370 More Seniors are Choosing Sunrise CAGR = 27.5% CAGR = 40.4% Communities Operated Resident Capacity Operated (In thousands)

'99 '00 '01 '02 Revenue 255.2 344.8 428.2 505.9 SOLID FINANCIAL PERFORMANCE CAGR = 25.6% Notes: Projections based on the mid-point of the Company's earning guidance of $2.57 to $2.65 per share for 2003. 1999 2000 2001 2002 2003E Net income 20.2 24.3 49.1 54.7 64.7 CAGR = 33.8% 1999 2000 2001 2002 Debt 0.64 0.6 0.54 0.41 (Dollars in millions) REVENUE NET INCOME DEBT as a % of total assets -$244 million

Revenues Under Management 1999 2000 2001 2002 2003E EPS 275 400 497 598 1502 Growth = 53% (Dollars in millions)

Sunrise - Growth Drivers Internal Growth Improving revenue through occupancy and rates Controlling expenses Adding services Management fee income growth New Construction Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) New Management Services Opportunities Build-up new third- party management Selective acquisitions with financial partners Deep experience in multiple product types

Why Sunrise? Industry leader in growing senior living field Attractive demographics Fragmented Industry High barriers to entry Self-funded Predictable Growth Attractive Valuation